Exhibit 10.7
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 10, 2025 (the “Second Amendment Effective Date”), is entered into by and among BRPI ACQUISITION CO LLC, a Delaware limited liability company (“Holdco”), LINGO MANAGEMENT, LLC, a Delaware limited liability company (“Lingo”), UNITED ONLINE, INC., a Delaware corporation (“United Online”), and YMAX CORPORATION, a Delaware corporation (“YMax”, and together with Holdco, Lingo, and United Online, each, a “Borrower” and collectively, the “Borrowers”), the Affiliates of the Borrowers identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and BANC OF CALIFORNIA, as successor-in-interest to Banc of California, N.A., as the Administrative Agent (the “Administrative Agent”), with reference to the following facts:
RECITALS
A.The Borrowers, the Secured Guarantors, the Lenders, and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of January 6, 2025, as amended by that certain First Amendment to Credit Agreement, dated as of May 12, 2025 (as amended, the “Credit Agreement”).
B.The parties wish to amend the Credit Agreement to make certain modifications as set forth below.
NOW, THEREFORE, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.
2.Amendment of Ultimate Parent Financial Statements Covenant. Effective as of May 29, 2025, Section 6.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):

    “(a)     Ultimate Parent Financial Statements. (i) As soon as available, but in any event within 90 days after the end of each fiscal year of Ultimate Parent commencing with the fiscal year ended December 31, 2024, a Consolidated balance sheet of Ultimate Parent and its Subsidiaries as at the end of such fiscal year, and the related Consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and (ii) as soon as available, but in any event within 45 days (except for the Fiscal Quarter ending March 31, 2025, in which case 60 days) after the end of each fiscal quarter of Ultimate Parent commencing with the fiscal quarter ended March 31, 2025, the Consolidated balance sheet of Ultimate Parent and its Subsidiaries as at the end of such fiscal quarter, and the related Consolidated statements of income or operations, changes in shareholders’ equity and cash flows (except for the Fiscal Quarter ending March 31, 2025, in which case no statement of cash flows shall be required) for such fiscal quarter, setting forth in each case in comparative form the figures for the previous fiscal quarter, all in reasonable detail and prepared in accordance with GAAP. The Consolidated statements required by this Section 6.01(a) shall be certified by the chief executive officer or chief financial officer of Ultimate Parent as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of Ultimate Parent and its Subsidiaries, subject only to period end audit/review adjustments as a result of auditor’s completion of

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audit/review procedures and the absence of footnotes and such statements to be certified by the chief executive officer or chief financial officer to the effect that such statements are fairly stated in all material respects when considered in relation to the Consolidated financial statements of Ultimate Parent and its Subsidiaries. To the extent Consolidated statements required by this Section 6.01(a) are revised subsequent to delivery to Administrative Agent and each Lender, the revised Consolidated statements shall be provided promptly.”
3.Amendment of Schedule 1.01(c). Schedule 1.01(c) of the Credit Agreement is hereby replaced with Schedule 1.01(c) attached to this Amendment.
4.Conditions Precedent. This Amendment shall be effective on the Second Amendment Effective Date subject to the satisfaction of each of the following conditions:
(i)This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Secured Guarantors, and the Lenders;
(ii)Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment;
(iii)Incumbency Certificate. The Administrative Agent shall have received an incumbency certificate, in form and substance satisfactory to the Administrative Agent, duly executed by Scott Yessner;
(iv)Expenses. The Administrative Agent shall have received payment from the Borrowers of all costs and expenses (including, without limitation, the reasonable fees and expenses of Buchalter, P.C., outside counsel to the Administrative Agent) incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced on or before the Second Amendment Effective Date;
(v)Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party contained in Article II and Article V of the Credit Agreement and in any other Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Second Amendment Effective Date, except (i) that for purposes of this Section 3(iv), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(b) of the Credit Agreement, respectively; and (ii) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; and
(vi)Default. No Default shall exist.
5.Reaffirmation and Ratification. The Borrowers and the Secured Guarantors hereby reaffirm, ratify and confirm the Obligations under the Credit Agreement and acknowledge that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.
6.Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.
7.Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument. The exchange of copies of this Amendment and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“.pdf”), or by a combination of such means, will constitute effective execution and delivery of this Amendment as to the

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parties and may be used in lieu of an original Amendment for all purposes. Banc of California may also execute this Amendment by electronic signature, whether digital or encrypted, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include DocuSign signature, faxed or emailed versions of an original signature or electronically scanned and transmitted versions of an original signature, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary. The parties may deliver executed copies of the documents required by Section 3 to the Administrative Agent on the Second Amendment Effective Date. The parties shall deliver the originals of such documents to the Administrative Agent no later than thirty (30) days after the Second Amendment Effective Date.
8.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.
[Rest of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.
BORROWERS:
BRPI ACQUISITION CO LLC,
a Delaware limited liability company
By:     /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer
UNITED ONLINE, INC.,
a Delaware corporation
By: /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer
YMAX CORPORATION,
a Delaware corporation
By: /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer
LINGO MANAGEMENT, LLC,
a Delaware limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

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SECURED GUARANTORS:

NETZERO, INC.,
a Delaware corporation

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

JUNO ONLINE SERVICES, INC.,
a Delaware corporation

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

JUNO INTERNET SERVICES, INC.,
a Delaware corporation

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

NETZERO MODECOM, INC.,
a Delaware corporation

By: /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

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UNITED ONLINE ADVERTISING NETWORK, INC.,
a Delaware corporation

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

UNITED ONLINE WEB SERVICES, INC.
a Delaware corporation

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

MAGICJACK HOLDINGS CORPORATION,
a Delaware corporation

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

MAGICJACK VOIP SERVICES, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

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MAGICJACK LP,
a Delaware limited partnership

By:    MAGICJACK HOLDINGS     CORPORATION,
    its General Partner

By: /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

YMAX COMMUNICATIONS CORP. OF VIRGINIA,
a Virginia corporation

By: /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

MAGICJACK SMB, INC.,
a Florida corporation

By: /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

MARCONI WIRELESS HOLDINGS, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

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BULLSEYE TELECOM, LLC,
a Michigan limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

BULLSEYE BUSINESS SOLUTIONS HOLDINGS, LLC,
a Michigan limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

BANDWAVE SYSTEMS, L.L.C.,
a Pennsylvania limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

BULLSEYE TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

LINGO TELECOM OF THE WEST, LLC,
a Delaware limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

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IMPACT ACQUISITION, LLC,
a Delaware limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

LINGO TELECOM, LLC,
a Texas limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

LINGO TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

LINGO COMMUNICATIONS OF KENTUCKY, LLC
a Georgia limited liability company

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

YMAX COMMUNICATIONS CORP.,
a Delaware corporation

By:    /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Executive Officer

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ADMINISTRATIVE AGENT:
BANC OF CALIFORNIA,
as Administrative Agent
By:     /s/Carlos Ramos
Name:     Carlos Ramos
Title:     EVP

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LENDERS:
BANC OF CALIFORNIA
By:     /s/Carlos Ramos
Name:     Carlos Ramos
Title:     EVP
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ACKNOWLEDGMENT OF PARENT AND
ULTIMATE PARENT GUARANTORS
The undersigned (the “Parent and Ultimate Parent Guarantors”) hereby acknowledge and agree to the attached Second Amendment to Credit Agreement (the “Second Amendment”). The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the “Guaranties”), and the Parent and Ultimate Parent Guarantors agree that their respective Guaranties are and shall remain in full force and effect notwithstanding the Second Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors’ acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.
All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Second Amendment.
Dated: As of June 10, 2025            B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name:     Ananth Veluppillai
Title: Chief Operating Officer

B. RILEY FINANCIAL, INC.,
a Delaware corporation

By:/s/Scott Yessner
Name: Scott Yessner
Title: Chief Financial Officer

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